EXHIBIT 10.1

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (hereinafter, this “Amendment”) is executed effective as of May 7, 2003, by and among BANCTEC, INC., a Delaware corporation (“BancTec”), BTI Technologies L.P., a Texas limited partnership (“BIT Tech” and jointly and collectively with BancTec, the “Borrower”), the financial institution(s) listed on the signature pages hereof, and their respective successors and Eligible Assignees (each individually as “Lender” and collectively “Lenders”) and HELLER FINANCIAL, INC., a Delaware corporation, in its capacity as Agent for the Lenders (“Agent”), to be effective as of the respective date hereinafter specified.

RECITALS

WHEREAS, Borrower, Agent and Lenders are parties to that certain Loan and Security Agreement, dated as of May 30, 2001, (as amended, supplemented or otherwise modified, the “Loan Agreement”); and

WHEREAS, Borrower, Agent and Lenders desire to amend the Loan Agreement in the manner, and subject to the terms and conditions, provided below.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

1.01        Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

ARTICLE II

AMENDMENTS TO LOAN AGREEMENT; OTHER AGREEMENTS

2.01        Amendment to Section 2.1(B) of the Loan Agreement.

(a)           Effective as of the date hereof, the second sentence of Section 2.1(B) of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following sentence therefor:

“The aggregate amount of the Revolving Loan Commitment shall not exceed at any time $40,000,000.”

Fifth Amendment to Loan Agreement	9140.117:234729

(b)           Effective as of the date hereof , the definition of “Borrowing Base” contained in Section 2.1(B) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“‘Borrowing Base’ means, as of any date of determination, an amount equal to the sum of (a) 85.00% of Eligible Accounts less Dilution Reserves, plus (b) 50.00% of Eligible Accrued Unbilled Accounts less Dilution Reserves; plus (c) the lesser of (i) $20,000,000, or (ii) 85.00% of the net orderly liquidation value of Eligible Inventory (net orderly liquidation value to be determined in a manner and pursuant to documentation satisfactory to Agent, in its reasonable credit judgment) or (iii) 50.00% of Eligible Inventory, plus (d) the lesser of (i) 40,000,000, or (ii) 100.00% of the fair market value of Eligible Cash Collateral, and less, in each case, such reserves as Agent in its reasonable credit judgment may elect to establish.  ‘Dilution Reserve’ means, as of any date of determination, a reserve for the amount by which the total dilution of Accounts exceeds five percent (5%); with dilution referring to all actual and potential offsets to an Account, including, without limitation, customer payment and/or volume discounts, write-offs, credit memoranda, returns and allowances, and billing errors.  The Dilution Reserve shall be adjusted after each field examination audit of the Collateral conducted by Agent or any authorized representative designated by Agent.”

2.02        Amendment to Section 2.1(H) of the Loan Agreement.  Effective as of the date hereof, the second sentence of Section 2.1(H)(1) of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following sentence therefor:

“The aggregate amount of Letter of Credit Liability with respect to all Lender Letters of Credit outstanding at any time shall not exceed $40,000,000.00.”

2.03        Amendment to the Signature Page of the Loan Agreement.  Effective as of the date hereof, the signature page of the Loan Agreement is hereby amended such that the reference to the dollar amount of the Revolving Loan Commitment thereon shall be “$40,000,000.00”.

ARTICLE III

CONDITIONS PRECEDENT

3.01        Conditions to Effectiveness.  Notwithstanding anything herein to the contrary, the effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent:

(a)           Agent shall have received, in form and substance satisfactory to Agent and duly executed by Borrower, (i) this Amendment and (ii) such additional documents, instruments and information as Agent or its legal counsel, Patton Boggs LLP, may request; and

(b)           All corporate proceedings taken in connection with the transactions contemplated by this Amendment and the agreements described in clause (a) above and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Patton Boggs LLP.

ARTICLE IV

NO WAIVER

4.01        Nothing contained herein shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower, Agent and/or any Lender, and Agent’s or any Lender’s failure at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent and/or any Lender to thereafter demand strict compliance therewith.  Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower, Agent and/or any Lender.

ARTICLE V

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

5.01        Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  Borrower, Agent and Lenders agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02        Representations and Warranties.  Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Event of Default or Default under the Loan Agreement has occurred and is continuing, unless such Event of Default or Default has been specifically waived in writing by Lenders; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

ARTICLE VI

MISCELLANEOUS PROVISIONS

6.01        Survival of Representations and Warranties.  All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

6.02        Reference to Loan Agreement.  Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

6.03        Expenses of Agent.  As provided in the Loan Agreement, Borrower agrees to promptly pay all fees, costs and expenses incurred by Agent (including attorneys’ fees and expenses, the allocated cash of Agent’s internal legal staff and fees of environmental consultants, accountants and other professionals retained by Agent) incurred in connection with the review, negotiation, preparation, documentation and execution of this Amendment.

6.04        Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05        Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Agent and Lenders and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders.

6.06        Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07        Effect of Waiver.  No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08        Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09        Applicable Law.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

6.10        Final Agreement.  THE LOAN DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.  THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER, LENDERS AND AGENT.

[The Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BANCTEC, INC.

By:
Name: Brian R. Stone
Title: Chief Financial Officer

BTI TECHNOLOGIES, L.P.

By:	BANCTEC, INC., its General Partner

By:
Name:	Brian R. Stone
Title:	Chief Financial Officer

HELLER FINANCIAL, INC.,
as Agent and Sole Lender

By:
Name:
Title:

Fifth Amendment to Loan and Security Agreement 9140.117:234729

CONSENT AND RATIFICATION

Each of the undersigned hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of its guaranty agreement relating to the Obligations and each Loan Document it has executed in connection with the Obligations (collectively, the “Loan Documents”) and acknowledges that the Loan Documents to which it is a party are in full force and effect and ratifies the same, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under such Loan Documents, that its consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the collateral securing the Obligations, or any of the other Loan Documents.

WELSH, CARSON, ANDERSON & STOWE VIII, L.P.,
a Delaware limited partnership

By:	WCAS VIII Associates, L.L.C., its General Partner

By:
Name:
Title:

BTC INTERNATIONAL HOLDINGS, INC.

By:
Name:	Brian R. Stone
Title:	Chief Financial Officer

BANCTEC (PUERTO RICO), INC.

By:
Name:
Title:

BANCTEC UPPER-TIER HOLDING, LLC

By:
Name:
Title:

BANCTEC INTERMEDIATE HOLDING, INC.

By:
Name:
Title:

Fifth Amendment to Loan Agreement	9140.117:234729